SUPPLEMENT DATED AUGUST 30, 2010
TO

PROSPECTUS DATED JULY 18, 2006
FOR FUTURITY FOCUS

AND PROSPECTUS DATED MAY 1, 2006
FOR FUTURITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Effective November 15, 2010, the following fund of the Sun Capital Advisers Trust will change its name:

Current Name	New Name

SCSM Oppenheimer Main Street Small Cap Fund	SCSM BlackRock Small Cap Index Fund

Also effective November 15, 2010, the sub-adviser to the fund will change to BlackRock Investment Management, LLC. Sun Capital Advisers LLC, our affiliate, continues to be the investment adviser to the SCSM BlackRock Small Cap Index Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Futurity (US) SC Fund Name Change 8/2010